Segment information	12 Months Ended
Dec. 31, 2021
Segment information
Segment information

24. Segment information

The following table summarizes the Group’s long-lived assets (including property and equipment, net, goodwill, operating lease right-of-use assets and other non-current assets) from the following geographic areas:

	As of December 31,
	2020	2021
	RMB	RMB
PRC, excluding Hong Kong	181,075	67,184
Hong Kong	5,526	2,458
Others	3,988	1,799
Total long-lived assets	190,589	71,441